MILESTONE PAYMENT AGREEMENT

THIS MILESTONE PAYMENT AGREEMENT (this "Agreement"), effective as of June 1, 2018, given by XINDA INTERNATIONAL CORP. ("Xinda"), a Nevada corporation the address of which is 23-07, Tower A, Vertical Business Suite, Avenue 3 Kuala Lumpur, Malaysia, to MILLROCK ALASKA LLC ("Millrock"), a manager-managed Alaska limited liability company the address of which is 5631 Silverado Way, Suite F-200, Anchorage, Alaska 99518,

WITNESSETH:

WHEREAS, Millrock has sold to Xinda, and Xinda has purchased from Millrock, certain assets, including but not limited to the "Real Property" (as defined below); and

WHEREAS, as part of the consideration for said purchase, Xinda has agreed to enter into this Agreement,

NOW, THEREFORE, in consideration of $10 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby ACT and AGREE as follows:

ARTICLE 1
DEFINITIONS

Section 1.01 Defined Terms. As used in this Agreement, the following terms have the following meanings:

"Agreement" means this Milestone Payment Agreement, as the same may be amended or modified in writing by the Parties from time to time.

"Area of Interest" means the area described in Schedule 2 to Exhibit A attached to this Agreement.

"Business Day" means any day except Saturday, Sunday, and any other day on which banking institutions located in Anchorage, Alaska, are required or authorized to close.

"Closing" refers to the Closing that occurred pursuant to Section 7.01 of that certain Purchase and Sale Agreement effective as of June 1, 2018, at which, *inter alia*, a Special Warranty Deed conveying the Real Property from Millrock to Xinda was executed and delivered, certain Shares were issued and delivered to MEC, a Royalty Deed from Xinda to Millrock was executed and delivered, and this Agreement was executed.

"Exploration Expenditures" means all reasonable costs for geological surveys, geophysical surveys, geochemical surveys, drilling and testing.

"MEC" means Millrock Exploration Corp. (an Alaska corporation that is the sole member of Millrock).

"Party" means Millrock or Xinda, as the context requires, and "Parties" means, collectively, Millrock and Xinda.

"Real Property" means the interests in real property described in Schedule 1 to Exhibit A attached hereto.

"Shares" means duly authorized, validly issued, and outstanding shares of the common stock of Xinda.

Section 1.02 Construction. As used in this Agreement: (a) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; (b) the terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa; (c) the terms "dollars" and "$" shall mean United States dollars; and (d) unless otherwise specified, all references in this Agreement to times of the day shall be to the time in Anchorage, Alaska (the place of Closing). No provision of this Agreement will be interpreted in favor of, or against, any Party by reason of the extent to which any such Party or its counsel participated in the drafting such provision or by reason of the extent to which any such provision is inconsistent with any prior draft of the provision or this Agreement.

ARTICLE 2
MILESTONE PAYMENT

Section 2.01 Calculation and Payment of Milestone Payment. Upon Xinda making or causing to be made Exploration Expenditures in the amount of $5,000,000 within the Area of Interest, Xinda will issue to MEC such number of Shares of the common stock of Xinda as causes MEC to own (on a fully paid and non-assessable basis) 19.90% of the Shares of common stock of Xinda at that time. The calculation of the number of Shares to be issued to MEC pursuant to this Section 2.01 will assume that MEC still owns all the Shares that were issued to it at the Closing.

ARTICLE 3
CERTAIN COVENANTS OF THE PARTIES

Section 3.01 Covenant Running With the Land. This Agreement shall constitute a covenant running with burdening Xinda's interest in the Real Property for so long as Millrock holds any rights under the Royalty Deed delivered to Millrock at Closing.

ARTICLE 4
MISCELLANEOUS

Section 4.01 Entire Agreement. This Agreement supersedes any and all other agreements, oral or written, among the Parties in respect of the subject matter of this Agreement.

Section 4.02 No Implied Covenants. This Deed does not contain, and shall not be construed to contain, any implied covenants to explore, develop, or mine the Real Property or the Area of Interest.

Section 4.03 Modification. This Agreement may be modified, amended, or supplemented in any manner and at any time only by a written instrument executed by the Parties.

Section 4.04 Notices. Any and all notices or other communications required or permitted under this Agreement shall be given in writing and delivered in person or sent by United States certified mail, postage prepaid, return receipt requested, by Express Mail, by FedEx, email transmission or by facsimile transmission to the address of such Party set forth below.

If to Millrock:

Millrock Alaska LLC
Attn: Manager
5631 Silverado Way, Suite F-200
Anchorage, Alaska 99518

Phone: +1 907-350-9791
Email: gbeischer@millrockresources.com

If to Xinda:

Xinda International Corp.
Attn: Amit Tripathi
23-07, Tower A, Vertical Business Suite, Avenue 3
Kuala Lumpur, Malaysia

Phone: +91-9440737329
Email: dr.amit.tripathi@gmail.com

Any such notice shall be effective upon the day of receipt or, if faxed, on the next Business Day at the addressee's location. Any Party may, by notice so delivered, change its address for notice purposes under this Agreement.

Section 4.05 Counterparts. This Agreement may be executed in multiple counterparts, all of which shall constitute one and the same instrument.

Section 4.06 Applicable Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Alaska without giving effect to any choice or conflict of law provision or rule (whether of the State of Alaska or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Alaska.

[signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

MILLROCK ALASKA LLC,
an Alaska limited liability company

By:________________________
Name: Gregory A. Beischer
Title: Manager

XINDA INTERNATIONAL CORP.,
a Nevada corporation

Amit Tripathi
2018.06.09
08:20:58 +03'00'

By:________________________
Name: Amit Tripathi
Title: CEO

EXHIBIT A

Assets

1. REAL PROPERTY.

The Real Property comprises the unpatented federal mining locations described in Schedule 1 attached to this Exhibit A, together with (a) any additional unpatented federal mining locations acquired by any Party or any Affiliate of any Party within the Area of Interest prior to Closing, (b) any and all fixtures or improvements situated on, in, or under said mining locations or any of them, and (c) any and all rights appurtenant to said mining locations or any of them (including but not limited to access rights and water rights).

Title Exceptions and Encumbrances: Each unpatented federal mining locations included in the Real Property is subject to the following:

(A) the paramount title of the United States of America in, to, and respecting all of the lands and waters included in said mining location, including but not limited to

(1) all rights, titles, interests, and estates of the United States in, to, or respecting oil, gas, coal, and other minerals or mineral materials in and under said lands that are not locatable minerals under federal law,

(3) the right of the United States of America to conduct, or to authorize the conduct of, reasonable concurrent uses on, in, under, across, or through the lands included in said mining location,

(4) the right of the United States of America as underlying landowner to require that certain additional surface rights be acquired for certain authorized uses,

(5) all rights of the United States of America and the State of New Mexico, as the case may be, to regulate acquisition and use of water rights, and

(6) all rights of the United States of America as underlying landowner to require prior approval of all activities on federal public lands relating to development, mining, extraction, processing, recovery, and removal of minerals and to the reclamation, rehabilitation, restoration, and remediation of the lands affected thereby.

(B) the rights of the United States of America as underlying landowner to receive maintenance fees and other amounts as may be provided by current or future law.

2. AREA OF INTEREST.

The Area of Interest comprises the lands described in Schedule 2 attached to this Exhibit A.

available, by qualified persons addressed to Payee, certificates, and consents, and access to data, documents, and the Property.

14.4. Notices. Any notices to be given to one party by the other may be sent by facsimile transmission or may be personally delivered addressed as follows:

If to Payee: Millrock Alaska LLC
Attn: Manager
5631 Silverado Way, Suite F-200
Anchorage, Alaska 99518
Phone: +1 907-350-9791
Email: gbeischer@millrockresources.com

If to Payor: Xinda International Corp.
Attn: Amit Tripathi
23-07, Tower A, Vertical Business Suite, Avenue 3
Kuala Lumpur, Malaysia
Phone: (+603) 272 01788
Email: info@xindainternational.com

or at such other address as any party hereto may from time to time designate by written notice to the other parties hereto and any such notice will be deemed to have been given and received by the party to which it is addressed on delivery if delivered and on the day following transmission if faxed.

14.5. No Implied Covenants. There are no implied covenants or duties on the part of Payor to Payee, whether relating to the exploration, development, or mining of the Property, the marketing or sale of Products, or otherwise. Without limiting the generality of the foregoing, Payor is not under any obligation to explore, develop, or produce Products from the Property or to continue production once commenced, and Payor has the unfettered right to suspend, curtail, or terminate any such operation or activity as it in its sole discretion may determine.

14.6. No Fiduciary Duties. Nothing herein will be construed to create, expressly or by implication, a fiduciary relationship or a partnership between Payor and Payee.

14.7. U.S. Currency. All references herein to dollars or "$" are references to the currency of the United States of America

14.8. Severability. If any one or more of the provisions of this Agreement are held to be illegal, invalid, or unenforceable for any reason, then such illegality, invalidity, or unenforceability will not affect any other provision hereof, but this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision or provisions had never been contained herein.

BLM Serial Number	Claim Name	Date of Posting yyyy/mm/dd	T/R/S	¼ Sec.	Hidalgo County Instr. No.
NMMC199887	South Playa 37	2018/01/07	24S 20W 10	NW	20180044
NMMC199888	South Playa 38	2018/01/07	24S 20W 10	NW	20180045
NMMC199889	South Playa 39	2018/01/07	24S 20W 10	NW	20180046
NMMC199890	South Playa 41	2018/01/07	24S 20W 10	NE, NW	20180048
NMMC199891	South Playa 45	2018/01/07	24S 20W 10	NE	20180052
NMMC199892	South Playa 46	2018/01/07	24S 20W 10	NW, SW	20180053
NMMC199893	South Playa 47	2018/01/07	24S 20W 10	NW, SW	20180054
NMMC199894	South Playa 48	2018/01/07	24S 20W 10	NW, SW	20180055
NMMC199895	South Playa 49	2018/01/07	24S 20W 10	NW, SW	20180056
NMMC199896	South Playa 50	2018/01/07	24S 20W 10	NE, NW, SW, SE	20180057
NMMC199897	South Playa 51	2018/01/07	24S 20W 10	NE, SE	20180058
NMMC199898	South Playa 52	2018/01/07	24S 20W 10	NE, SE	20180059
NMMC199899	South Playa 53	2018/01/07	24S 20W 10	NE, SE	20180060
NMMC199900	South Playa 54	2018/01/07	24S 20W 10	NE, SE	20180061
NMMC199901	South Playa 55	2018/01/07	24S 20W 10	SW	20180062
NMMC199902	South Playa 56	2018/01/07	24S 20W 10	SW	20180063
NMMC199903	South Playa 57	2018/01/07	24S 20W 10	SW	20180064
NMMC199904	South Playa 58	2018/01/07	24S 20W 10	SW	20180065
NMMC199905	South Playa 59	2018/01/07	24S 20W 10	SW, SE	20180066
NMMC199906	South Playa 60	2018/01/07	24S 20W 10	SE	20180067
NMMC199907	South Playa 61	2018/01/07	24S 20W 10	SE	20180068
NMMC199908	South Playa 62	2018/01/07	24S 20W 10	SE	20180069
NMMC199909	South Playa 63	2018/01/07	24S 20W 10	SE	20180070
NMMC199914	South Playa 40	2018/01/27	24S 20W 10	NW	20180500
NMMC199915	South Playa 42	2018/01/27	24S 20W 10	NE	20180498
NMMC199916	South Playa 43	2018/01/27	24S 20W 10	NE	20180499
NMMC199917	South Playa 44	2018/01/27	24S 20W 10	NE	20180501

SCHEDULE 2 to EXHIBIT A

Area of Interest

The Area of Interest comprises the following lands within Hidalgo County, New Mexico (all townships are described with respect to the New Mexico Base Line and Principal Meridian):

T22S R19W: Secs. 30 and 31

T22S R20W: Secs. 7, 8, 9, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, and 36

T22S R21W: Secs. 10, 11, 12, 13, 14, 15, 22, 23, 24, 25, 26, 35, and 36

T23S R19W: Secs. 6, 7, 18, 19, 30, and 31

T23S R20W: Secs. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, and 36

T23S R21W: Secs. 1, 2, 11, 12, 13, 14, 23, 24, 25, 26, 35, and 36

T24S R19W: Secs. 6, 7, 8, 16, 17, 18, 19, 20, 21, 27, 28, 29, 30, 31, 32, 33, and 34

T24S R20W: Secs. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 32, 33, 34, 35, and 36

T24S R21W: Secs. 1 and 2

T25S R19W: Secs. 4, 5, 6, 7, 8, 9, 18, 19, and 30

T25S R20W: Secs. 1, 2, 3, 4, 9, 10, 11, 12, 13, 14, 15, 16, 22, 23, 24, 25, 26, 27, 34, 35, and 36